SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 31, 2006
                Date of Report (Date of earliest event reported):


                         ENTERTAINMENT PROPERTIES TRUST
             (Exact Name of Registrant as Specified in its Charter)

         MARYLAND                        1-13561               43-1790877
(State or other jurisdiction    (Commission file number)      (IRS Employer
     of incorporation)                                    Identification Number)


          30 West Pershing Road, Suite 201, Kansas City, Missouri 64108
               (Address of Principal Executive Office) (Zip Code)

                                 (816) 472-1700
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01      Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

               This amendment is being filed for the sole purpose of filing the Amended and Restated Credit Agreement referred to in our current report on Form 8-K dated January 31, 2006 and attached as Exhibit
               10.1 to this amendment.


Item 9.01      Financial Statements and Exhibits.


-------------- ---- ------------------------------------------------------------
Exhibit
Number                                   Description
-------------- ---- ------------------------------------------------------------

10.1 Amended and Restated Credit Agreement dated January 31, 2006 among 30 West Pershing, LLC, Entertainment Properties Trust, EPR Hialeah, Inc., WestCol Center, LLC, EPT Melbourne, Inc. and KeyBank National Association as Administrative Agent and Lender, KeyBanc Capital Markets as Sole Lead Arranger and Sole Book Manager, Royal Bank of Canada as Syndication Agent, JP Morgan Chase Bank, N.A. as Documentation Agent and the other Lenders party thereto.

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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of March, 2006.

                                 Entertainment Properties Trust




                                 By:      /s/ Fred L. Kennon
                                          ------------------------------------
                                 Name:    Fred L. Kennon
                                 Title:   Vice President, Treasurer, and Chief
                                          Financial Officer